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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                   FORM 8-K/A
                               (Amendment No. 2)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 19, 1998
                                                          -------------

                               Budget Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-78274                59-3227576
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(State or other jurisdiction        (Commission            (IRS Employer
    of incorporation)               File Number)          Identification No.)


   125 Basin Street, Suite 210, Daytona Beach, FL            32114
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    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (904) 238-7035
                                                    --------------

Former name or former address, if changed since last report:  N/A
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                       This document consists of 5 pages.

                        The Exhibit Index is at page 3.
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                                EXPLANATORY NOTE


         This Amendment No. 2 on Form 8-K/A to the Current Report on Form 8-K (June 19, 1998) of Budget Group, Inc. (the "Registrant" or the "Company") amends and restates in its entirety Item 7(a) to file the financial information required by Items 7(a), and amends Item 7(c) to include additional exhibits required by Item 7(c).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Information of the Business Acquired.

                  The financial information of Ryder TRS, Inc. is incorporated herein by reference from (i) the financial statements included in the Registrant's Registration Statement on Form S-4 (File No. 333-49679) filed on April 8, 1998, as amended April 27, 1998, and (ii) the quarterly report on Form 10-Q for Ryder TRS, Inc. for the period ended March 31, 1998.

         (c)      Exhibits

                  23.1     -     Consent of PricewaterhouseCoopers LLP

                  23.2     -     Consent of KPMG Peat Marwick LLP



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BUDGET GROUP, INC.
                                        (Registrant)


Date: July 22, 1998                     By:  /s/  ROBERT L. APRATI
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                                             Robert L. Aprati
                                             Executive Vice President, General
                                             Counsel and Secretary